EXHIBIT 10.2

                              AMENDMENT NUMBER TWO
                         TO LOAN AND SECURITY AGREEMENT

         This AMENDMENT NUMBER TWO TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of November 13, 2001, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:


         WHEREAS, Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001, as amended by Amendment Number One to Loan and Security Agreement dated October 3, 2001 (as the same may be further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent;

         WHEREAS, certain Events of Default have occurred and are continuing;

         WHEREAS, the Borrowers and Parent have requested that Agent and the Lenders waive such Events of Default and amend the Loan Agreement in accordance with the terms and conditions hereof; and

         WHEREAS, Agent and the Lenders are willing to waive such Events of Default and amend the Loan Agreement in accordance with the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         2. Amendments To The Agreement.

                  (a) Section 3.2 of the Loan Agreement is hereby amended by deleting the period "." at the end of 3.2(e) and inserting ";" in lieu thereof and adding the following subsections:

                  "(f) no later than November 15, 2001, Parent and the Borrowers shall deliver to the Initial Lenders a listing of the unencumbered assets of (1) Hypercom do Brasil Industria e Comercio Limitada; (2) Hypercom Asia Limited;

         (3) Hypercom Australia Pty. Ltd.; (4) Hypercom EMEA, Inc. (f/k/a Hypercom Europe Limited, Inc.) located outside of the United States; and (5) Hypercom Electronic Manufacturing (Shenzhen) Co. Ltd; and

                  (g) no later than November 30, 2001, Parent and the Borrowers shall:

                           (i) (A) deliver such agreements, instruments or other documents as any Initial Lender may reasonably require in order to subject to valid and perfected Liens any or all of the assets of Hypercom do Brasil Industria e Comercio Limitada and (B) use their best efforts to deliver (1) a guaranty of the Borrowers' Obligations by the entities described in clause (f) of this Section 3.2 as the Initial Lenders may reasonably require and (2) such agreements, instruments or other documents as any Initial Lender may reasonably require in order to subject to valid and perfected Liens any or all of the assets of such of the other entities described in clause (f) of this Section 3.2 as the Initial Lenders may reasonably require, provided that Initial Lenders, Parent and Borrowers agree that Parent and Borrowers shall not be required to take any action that will cause any such entity (other than Hypercom do Brasil Industria e Comercio Limitada) to recognize a material deemed dividend under Section 956 of the IRC or otherwise suffer any material tax liability or which would violate any existing agreement to which such entity is a party;

                           (ii) pursuant to Section 3(e) of the Stock Pledge Agreement, deliver evidence satisfactory to Agent that the pledged interest in all uncertificated stock has been registered on the applicable stock ledger books and records of each of such pledged entity;

                           (iii) pursuant to Section 3(e) of the Stock Pledge Agreement, provide evidence satisfactory to Agent that the security interest in the uncertificated stock of (1) Hypercom do Brasil Industria e Comercio Limitada; (2) Hypercom Australia Pty., Ltd.; (3) Hypercom Electronic Manufacturing (Shenzhen) Co. Ltd.; (4) Hypercom de Argentina; and (5) Hypercom Gmbh has been perfected in accordance with applicable law;

                           (iv) deliver a fully executed Collateral Access Agreement with respect to it leased property in Miami, Florida; and

                           (v) provide, at the expense of the Borrowers, a legal opinion, in form and substance satisfactory to the Initial Lenders, from Brazilian counsel selected by the Initial Lenders, addressed to the Initial Lenders, among other things, (A) that the pledge to the Agent of the stock of Hypercom do Brasil Industria e Comercio Limitada has been perfected in accordance with applicable law, (B) that the Guaranty as executed by Hypercom do Brasil Industria e Comercio Limitada is legal, valid and enforceable, (C) that the assets of Hypercom do Brasil Industria e Comercio Limitada are subject to valid and perfected Liens of the Lenders and (D) as to such other matters as the Initial Lenders may reasonably request."


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
                  (b) Section 6.3(c) of the Loan Agreement is hereby amended by adding the following text at the end thereof immediately before the last comma (,):

                  "; provided, however that with respect to Parent's fiscal year ending December 31, 2001, Parent shall additionally deliver, as soon as available, but in any event on or prior to January 31, 2002, a Compliance Certificate together with the financial statements of Parent and its Subsidiaries prepared by Parent and certified by Parent and Borrowers to have been prepared in accordance with GAAP (such year-end financial statements to include a balance sheet, income statement, and statement of cash flow)"

                  (c) Section 7.20(a)(i) of the Loan Agreement is hereby amended and restated in its entirety by the following:

                           "MINIMUM EBITDA. EBITDA of Parent, measured on the
                  fiscal period set forth below, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:


                   Applicable Amount              Applicable Period
                       $1,870,000               For the 3 month period
                                                 ending June 30, 2001

                       $6,885,000               For the 3 month period
                                              ending September 30, 2001

                       $(556,000)              For the one month period
                                               ending October 31, 2001

                       $3,524,000              For the two month period
                                               ending November 30, 2001

                      $13,940,000               For the 6 month period
                                               ending December 31, 2001

                      $17,765,000               For the 9 month period
                                                ending March 31, 2002

                      $22,610,000              For the 12 month period
                                                 ending June 30, 2002

                      $24,310,000              For the 12 month period
                                              ending September 30, 2002

                      $26,265,000              For the 12 month period
                                               ending December 31, 2002

                      $27,115,000              For the 12 month period


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

                                                ending March 31, 2003

                      $28,390,000              For the 12 month period
                                                 ending June 30, 2003

                      $29,835,000              For the 12 month period
                                              ending September 30, 2003

                      $31,365,000              For the 12 month period
                                              ending December 31, 2003"

         3.       Waiver.

                  (a) The Borrowers and Parent hereby acknowledge that the following Events of Default (the "Designated Events of Default") have occurred:

                           (1) in violation of Section 7.20(a)(i) of the Loan Agreement Parent has failed to maintain EBITDA of not less than $6,885,000 for the period from July 1, 2001 through September 30, 2001;

                           (2) in violation of Section 7.20(a)(ii) of the Loan Agreement Parent has failed to maintain EBITDA (excluding Golden Eagle and any Subsidiaries of Golden Eagle) of not less than $5,270,000 for the period from July 1, 2001 through September 30, 2001; and

                           (3) in violation of Section 3.2(a) of the Loan Agreement Borrowers have failed to deliver to the Initial Lenders a listing of the unencumbered assets of each of their CFCs within 45 days of the Closing Date and to use their best efforts to take such actions as reasonably requested by any Initial Lender in order to subject such assets to a valid and perfected Lien of the Lenders.

                  (b) Subject to the receipt by Agent and Lenders of this Amendment duly executed by the Borrowers and Parent and the satisfaction of the conditions precedent set forth in Section 4, and anything in the Loan Agreement or the other Loan Documents to the contrary notwithstanding, the Agent and the Lenders hereby waive the Designated Events of Default.

         4. Conditions Precedent. The satisfaction of each of the following, unless waived or deferred in writing by the Agent and the Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

                  (a) the Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect;


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
                  (b) other than as waived hereby, no Default or Event of Default shall have occurred and be continuing on the date hereof, or shall result from the consummation of the transactions contemplated herein;

                  (c) other than as waived hereby, each of the representations and warranties contained in the Loan Agreement shall be true and correct in all respects on and as of the effectiveness hereof, as though made on and as of such date; and

                  (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against any party hereto.

         5. Representations and Warranties. Each of the Borrowers and the Parent hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, and (c) this Amendment has been duly executed and delivered by it.

         6. Choice of Law and Venue; Jury Trial Waiver. This Amendment shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

         7. Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

         8. Effect on Loan Documents.

                  (a) The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth


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
herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

                  (b) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (c) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         9. Further Assurances. Each of the Borrowers and Parent shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's security interests in the Collateral (for the benefit of the Lenders) and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

         10. Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

         11. Costs and Expenses. The Borrowers shall pay all out-of-pocket costs and expenses of the Initial Lenders (including, without limitation, the fees and expenses of counsel to the Initial Lenders) in connection with this Amendment (including, without limitation, in connection with each of the conditions subsequent described in Section 3.2 of the Loan Agreement (as amended hereby)).

                  [Remainder of page intentionally left blank]


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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Two to Loan and Security Agreement to be executed and delivered as of the date first above written.

PARENT:

HYPERCOM CORPORATION,
a Delaware corporation


By:   /s/ Jonathon E. Killmer
     ------------------------------
Name:  Jonathon E. Killmer
Title:    Executive Vice President

BORROWERS:

HYPERCOM U.S.A., INC.,               HYPERCOM MANUFACTURING RESOURCES, INC.,
a Delaware corporation               an Arizona corporation


By:   /s/ Jonathon E. Killmer        By:   /s/ Jonathon E. Killmer
    -------------------------            -------------------------
Name:   Jonathon E. Killmer          Name:  Jonathon E. Killmer
Title:     Secretary                 Title:    Secretary

HYPERCOM HORIZON, INC.,              EPICNETZ, INC.,
a Missouri corporation               a Nevada corporation


By:   /s/ Jonathon E. Killmer        By:   /s/ Jonathon E. Killmer
    -------------------------            -------------------------
Name:   Jonathon E. Killmer          Name:   Jonathon E. Killmer
Title:     Secretary                 Title:     Secretary


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
Signature page to Amendment Number Two to Loan and Security Agreement(continued)


BORROWERS (continued)

HYPERCOM LATINO AMERICA, INC.,             HYPERCOM EUROPE LIMITED, INC.,
an Arizona corporation                     an Arizona corporation


By:   /s/ Jonathon E. Killmer              By:   /s/ Jonathon E. Killmer
    -------------------------                  -------------------------
Name:   Jonathon E. Killmer                Name:   Jonathon E. Killmer
Title:  Secretary                          Title:  Secretary

HYPERCOM (ARIZONA), INC.,
an Arizona corporation


By:   /s/ Jonathon E. Killmer
    -------------------------
Name:   Jonathon E. Killmer
Title:  Secretary


LENDERS:

FOOTHILL CAPITAL CORPORATION,          ABLECO FINANCE LLC,
a California corporation,              a Delaware limited liability company,
as Agent and as a Lender               as a Lender

By:   /s/ John Nocita                  By:   /s/ Kevin Genda
    -------------------------                ----------------------------
Name: John Nocita                      Name: Kevin Genda
Title: Vice President                  Title: Senior Vice President and
                                              Chief Credit Officer


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